Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Luis Santillana, certify, pursuant to 18 U.S.C. Section, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Li3 Energy, Inc. for the period ended March 31, 2016 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of Li3 Energy, Inc.

Date: May 16, 2016	/s/ Luis Santillana
Luis Santillana
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement will be retained by Li3 Energy, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.